UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2011 (May 25, 2011)

BlackRock, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 East 52nd Street, New York, New York	10055
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 25, 2011, Kenneth B. Dunn resigned from the board of directors of BlackRock, Inc. (“BlackRock”).

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2011, BlackRock held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, all director nominees were elected (Item 1). The proposal to approve the compensation of executives as disclosed in BlackRock’s proxy statement, through an advisory resolution, was approved (Item 2).  In addition, the advisory vote on the frequency of future advisory votes on executive compensation was held, and the option of  “1 Year” received the greatest number of votes (Item 3).  Finally, the stockholders ratified the retention of Deloitte & Touche LLP as BlackRock's independent registered public accounting firm for 2011 (Item 4). The following are the voting results on each matter submitted to BlackRock's stockholders at the Annual Meeting.  The proposals below are described in detail in BlackRock's definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 26, 2011, along with amendments to the proxy statement filed on May 17, 2011 and May 20, 2011.

Item 1 — Election to BlackRock's Board of Directors of the following five nominees:

	For	Withheld	Broker Non-Votes
Murry S. Gerber	112,947,555	1,432,422	6,296,963
James Grosfeld	112,364,086	2,015,891	6,296,963
Sir Deryck Maughan	112,576,072	1,803,905	6,296,963
Thomas K. Montag	111,826,279	2,553,698	6,296,963
John S. Varley	80,295,542	34,084,435	6,296,963

Item 2 — Approval of Compensation of Executives (Non-Binding Advisory Resolution):

For	Against	Abstentions	Broker Non-Votes
110,639,217	3,665,103	75,657	6,296,963

Item 3 — Frequency of Vote to Approve Compensation of Executives (Non-Binding Advisory Vote):

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
98,952,833	66,496	15,292,363	68,285	6,296,963

Item 4 — Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm:

For	Against	Abstentions
120,160,279	489,311	27,350

A majority of the votes cast by stockholders voted, on an advisory basis, to hold an advisory vote on executive compensation every year.  In line with this recommendation by our stockholders, the Board of Directors has decided that it will include an advisory vote on executive compensation in BlackRock’s proxy statement every year until the next advisory vote on the frequency of advisory votes on executive compensation, which will occur no later than BlackRock’s Annual Meeting of Stockholders in 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

By:	/s/ Daniel R. Waltcher
Daniel R. Waltcher
Managing Director and Deputy
General Counsel

Date: May 27, 2011